Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]  Preliminary proxy statement
[x]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                 FIRST SAVINGS BANK OF WASHINGTON BANCORP, INC.
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                 FIRST SAVINGS BANK OF WASHINGTON BANCORP, INC.
------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]  No fee required.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
           N/A
------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transactions applies:
           N/A
------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
           N/A
------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
           N/A
------------------------------------------------------------------------------


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
           N/A
------------------------------------------------------------------------------
(2)  Form, schedule or registration statement no.:
           N/A
------------------------------------------------------------------------------
(3)  Filing party:
           N/A
------------------------------------------------------------------------------
(4)  Date filed:
           N/A

           [First Savings Bank of Washington Bancorp, Inc. Letterhead]









                                June 10, 1998






Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of First Savings Bank of Washington Bancorp, Inc. The meeting will be held at the Elks Lodge at 351 E. Rose Street, Walla Walla, Washington, on Friday, July 24, 1998, at 10:00 a.m., local time.

     The Notice of Annual Meeting of Shareholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                       Sincerely,



                                       /s/Gary Sirmon
                                       Gary Sirmon
                                       President and Chief Executive Officer

          FIRST SAVINGS BANK OF WASHINGTON BANCORP, INC.
                        10 S. First Avenue
                   Walla Walla, Washington 99362
                          (509) 527-3636
------------------------------------------------------------------------------
             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    To Be Held On July 24, 1998
------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders of First Savings Bank of Washington Bancorp, Inc. ("Company") will be held at the Elks Lodge at 351 E. Rose Street, Walla Walla, Washington, on Friday, July 24, 1998, at 10:00 a.m., local time, for the following purposes:

     (1) To elect three directors to serve until the 2001 Annual Meeting of Shareholders;

     (2) To approve a proposal to change the Company's state of incorporation from Delaware to Washington through a merger of the Company with a newly formed, wholly owned Washington subsidiary and at the same time change the name of the Company to First Washington Bancorp, Inc.;

     (3) To consider and vote upon a proposal to adopt the First Washington Bancorp, Inc. 1998 Stock Option Plan; and

     (4) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Shareholders of record at the close of business on June 3, 1998 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     /s/D. ALLAN ROTH
                                     D. ALLAN ROTH
                                     SECRETARY

Walla Walla, Washington
June 10, 1998

------------------------------------------------------------------------------
IMPORTANT: The prompt return of proxies will save your company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                          PROXY STATEMENT
                                OF
          FIRST SAVINGS BANK OF WASHINGTON BANCORP, INC.
                        10 S. First Avenue
                  Walla Walla, Washington  99362
                          (509) 527-3636
------------------------------------------------------------------------------
                  ANNUAL MEETING OF SHAREHOLDERS
                           July 24, 1998
------------------------------------------------------------------------------

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Savings Bank of Washington Bancorp, Inc. ("Company") to be used at the 1998 Annual Meeting of Shareholders of the Company. The Company is the holding company for First Savings Bank of Washington ("First Savings"), Inland Empire Bank ("Inland Empire") and Towne Bank. First Savings, Inland Empire and Towne Bank are referred to collectively herein as the "Banks." The Annual Meeting will be held at the Elks Lodge at 351 E. Rose Street, Walla Walla, Washington on Friday, July 24, 1998, at 10:00 a.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to shareholders on or about June 10, 1998.

------------------------------------------------------------------------------
                    VOTING AND PROXY PROCEDURE
------------------------------------------------------------------------------

       Shareholders Entitled to Vote. Shareholders of record as of the close of business on June 3, 1998 are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of June 3, 1998, the Company had 10,635,437 shares of Common Stock issued and outstanding.

       Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will be considered shares present and will be included in determining whether a quorum is present.

       Voting. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors. If a shareholder of record attends the Annual Meeting, he or she may vote by ballot. The Board recommends a vote:

       . FOR the election of the nominees for director;

       . FOR approval of changing the Company's state of incorporation from Delaware to Washington; and

       . FOR adoption of the First Washington Bancorp, Inc. 1998 Stock Option
         Plan.

       The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected. The approval of the change in the Company's state of incorporation from Delaware to Washington requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against the proposal. Adoption of the 1998 Stock Option Plan will require the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting. Thus, abstentions will have the same effect as a vote against adoption of the 1998 Stock Option Plan, while broker non-votes will have no effect on the voting.

       Revocation of a Proxy. Shareholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

       Participants in the First Savings ESOP. If a shareholder is a participant in the First Savings Bank of Washington Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

------------------------------------------------------------------------------
          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------------------

       Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of May 1, 1998, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. To the Company's knowledge, no other person or entity beneficially owned more than 5% of the Company's outstanding Common Stock at May 1, 1998.

       The following table also sets forth, as of May 1, 1998, information as to the shares of Common Stock beneficially owned by (a) each director, (b) each of the executive officers named in the Summary Compensation Table found below (the "named executive officers") and (c) all executive officers and directors of the Company as a group.

                            Number of Shares            Percent of Shares
Name                     Beneficially Owned (1)            Outstanding
----                     ----------------------         -----------------

Beneficial Owners of
 More Than 5%

First Savings Bank of
 Washington                     871,938                       8.1%
Employee Stock Ownership
 Plan Trust

Westport Asset
 Management, Inc.               919,550(2)                    8.6
253 Riverside Avenue
Westport, Connecticut 06880

Directors

Robert D. Adams                  43,396(3)                      *
David Casper                     53,022(4)                      *
Morris Ganguet                   47,268                         *
S. Rick Meikle                   28,465                         *
Dean W. Mitchell                 41,668(5)                      *
Wilber Pribilsky                 51,978(6)                      *
R.R. "Pete" Reid                 25,171                         *
Marvin Sundquist                 55,927                         *

                            Number of Shares            Percent of Shares
Name                     Beneficially Owned (1)            Outstanding
----                     ----------------------         -----------------

Named Executive Officers

Gary Sirmon**                   152,378                       1.4
Jesse G. Foster**                17,609                         *
D. Allan Roth                    74,485(7)                      *
Michael K. Larsen                74,383(8)                      *

All Executive Officers and      673,858                       6.3
 Directors as a Group
 (13 persons)
_______________
*    Less than 1 percent of shares outstanding.
**   Mr. Sirmon and Mr.  Foster are also directors of the Company.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under First Savings' ESOP and shares of restricted stock granted under the Company's Management Recognition and Development Plan, as to which the holders have voting power but not investment power, are included as follows: Mr. Adams, 13,662 shares; Mr. Casper, 13,662 shares; Mr. Ganguet, 13,662 shares; Mr. Meikle, 0 shares; Mr. Mitchell, 13,662 shares; Mr. Pribilsky, 13,662 shares; Mr. Reid, 9,108 shares; Mr. Sundquist, 13,662 shares; Mr. Sirmon, 65,745 shares; Mr. Foster, 0 shares; Mr. Roth, 35,325 shares; Mr. Larsen, 35,305 shares; all executive officers and directors as a group, 231,209 shares. The amounts shown also include the following amounts of Common Stock which the indicated individuals have the right to acquire within 60 days of May 1, 1998 through the exercise of stock options granted pursuant to the Company's stock option plan: Mr. Adams, 7,590; Mr. Casper, 7,590; Mr. Ganguet, 7,590; Mr. Meikle, 24,540; Mr. Mitchell, 7,590; Mr. Pribilsky, 7,590; Mr. Reid, 7,590; Mr. Sundquist, 7,590; Mr.
     Sirmon, 37,950; Mr. Foster, 16,603; Mr. Roth, 16,603; Mr. Larsen, 16,603;
     and all executive officers and directors as a group, 167,429.
(2) Information concerning the shares owned by Westport Asset Management, Inc. as of December 31, 1997 was obtained from a Schedule 13G dated February 19, 1998. According to this filing, Westport Asset Management, Inc., an investment advisor registered under the Investment Advisors Act of 1940, has sole voting and dispositive power with respect to 6,500 shares and shared voting and dispositive power with respect to 913,050 shares.
(3)  Includes 2,012 shares owned by Mr. Adams' wife.
(4)  Includes 1,420 shares owned by a company controlled by Mr. Casper.
(5)  Includes 1,000 shares owned by a company controlled by Mr. Mitchell.
(6)  Includes 2,500 shares owned by a company controlled by Mr. Pribilsky.
(7)  Includes 1,006 shares owned by Mr. Roth's wife.
(8)  Includes 2,275 shares owned by Mr. Larsen's wife.

------------------------------------------------------------------------------
                PROPOSAL 1 -- ELECTION OF DIRECTORS
------------------------------------------------------------------------------

     The Company's Board of Directors consists of ten members. The Board of Directors is divided into three classes with three-year staggered terms, with one third of the directors elected each year. Three directors will be elected at the Annual Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The nominees for election this year are Gary Sirmon, Wilber Pribilisky and Robert D. Adams.

     In connection with the acquisition of Towne Bank on April 1, 1998, the Board of Directors expanded the size of the Board and appointed S. Rick Meikle, the President of Towne Bank, to a term expiring in 1999.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     The Board of Directors recommends a vote "FOR" the election of Messrs. Sirmon, Pribilsky and Adams.

     The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.

                                 Year First
                                   Elected           Term to
    Name          Age (1)        Director (2)        Expire
    ----          -------        ------------        -------

                          BOARD NOMINEES

Gary Sirmon         54              1983            2001 (3)
Wilber Pribilsky    64              1987            2001 (3)
Robert D. Adams     56              1984            2001 (3)

                  DIRECTORS CONTINUING IN OFFICE

Jesse G. Foster     59              1996            1999
Dean W. Mitchell    63              1979            1999
R.R. "Pete" Reid    74              1993            1999
S. Rick Meikle      50              1998            1999
David Casper        61              1976            2000
Morris Ganguet      78              1974            2000
Marvin Sundquist    71              1982            2000

_______________
(1)  As of March 31, 1998.
(2)  Includes prior service on the Board of Directors of First Savings.
(3)  Assuming the individual is re-elected.

     The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

PAGE

     Gary Sirmon is Chief Executive Officer, President and a director of the Company and First Savings. He joined First Savings in 1980 as an executive vice president and assumed his current position in 1982.

      Wilber Pribilsky is the Chairman and Chief Executive Officer of Bur-Bee Co., Inc., a wholesale food distributor, with which he has been affiliated for 50 years.

      Robert D. Adams is a partner in and the President and Chief Executive Officer of Carroll Adams Tractor Co., which sells and rents farm, industrial and consumer equipment and with which he has been affiliated for 28 years.

      Jesse G. Foster is the Chief Executive Officer, President and a Director of Inland Empire. He joined Inland Empire in 1962.

      Dean W. Mitchell is Manager of Tri-Cities Communications, Inc., which operates KONA AM and FM radio stations, with which he has been affiliated for 40 years.

       R.R. "Pete" Reid is currently the Assistant to the President of Whitman College in Walla Walla, Washington, a position he has held since 1990. Prior to that time, he served as Treasurer and Chief Financial Officer of Whitman College from 1966 to 1990.

       S. Rick Meikle is the Chief Executive Officer, President and a Director of Towne Bank, which he helped form in 1991.

       David Casper is President of David Casper Ranch, Inc., a farming operation he has owned since 1973.

       Morris Ganguet is President of Morris Ganguet Farms, Inc., a sheep, cattle and dry land farm operation he has owned since 1940.

       Marvin Sundquist is the Secretary and former President and General Manager of Sundquist Fruit and Cold Storage, Inc., a fruit grower and shipper, with which he has been affiliated for 47 years.

------------------------------------------------------------------------------
           MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------------------------------------------------

     The Board of Directors of the Company conducts its business through meetings of the Board and through its committees. During the fiscal year ended March 31, 1998, the Board of Directors of the Company held 12 meetings. No director of the Company attended fewer than 75 percent of the total meetings of the Board and committees on which such person served during this period.

     The Executive Committee, consisting of Directors Casper, Adams, Pribilsky, Sirmon and Ganguet, acts for the Board of Directors when formal Board action is required between regular meetings. This committee has the authority to exercise all powers of the full Board of Directors, except that it does not have the power, among other things, to: declare dividends, issue stock, amend the Bylaws, or approve any agreement of merger or consolidation other than mergers with a subsidiary of the Company. The Executive Committee did not meet during the year ended March 31, 1998.

     The Audit Committee, consisting of Directors Adams, Pribilsky, Ganguet, Casper and Reid is responsible for monitoring adequacy of the Company's internal controls and accounting procedures. The Audit Committee met five times during the year ended March 31, 1998.

     The Compensation Committee, which consists of the entire Board of Directors, sets salary policies and levels for senior management and oversees all salary and bonus programs for the Company. The Compensation Committee met two times during the year ended March 31, 1998.

     The Incentive Stock Option Plan Committee, consisting of Directors Ganguet, Casper, Mitchell, Sundquist, Adams, Pribilsky and Reid, administers the Company's stock option plan. This committee met four times during the year ended March 31, 1998.

     The Management Recognition and Development Plan Committee, consisting of Directors Ganguet, Casper, Mitchell, Sundquist, Adams, Pribilsky and Reid, administers the Company's Management Recognition and Development Plan. This committee did not meet during the year ended March 31, 1998.

     The Nominating Committee, which consists of the entire Board of Directors, selects nominees for the election of directors and develops a list of nominees for board vacancies. The Nominating Committee met two times during the year ended March 31, 1998.

------------------------------------------------------------------------------
                            DIRECTORS' COMPENSATION
------------------------------------------------------------------------------

     Non-employee directors of the Company receive a retainer of $9,600 and a fee of $600 per meeting attended, $400 per special meeting attended and $200 per committee meeting attended. Officers of the Company or its subsidiaries who are also directors do not receive any fee or remuneration for services as members of the Board of Directors or of any committee of the Board of Directors.

            In order to encourage the retention of qualified directors, the Company has entered into deferred fee agreements whereby directors may defer all or a portion of their regular fees until retirement. Each director may direct the investment of the deferred fees toward the purchase of life insurance or the Company's Common Stock. The Company has established a grantor trust to hold the Common Stock investments. The assets of the trust are considered part of the Company's general assets and the directors have the status of unsecured creditors of the Company with respect to the trust assets. The deferred fee agreements provide pre-retirement death and disability benefits in an amount based on the value of the director's account balance upon the occurrence of either event. At retirement, a director may elect to receive the balance of his account in a lump sum or in annual installments over a period not exceeding the life expectancy of the director and his beneficiary. At March 31, 1998, the Company's estimated deferred compensation liability expense accrual with respect to non-employee directors was $2.1 million.

------------------------------------------------------------------------------
                            EXECUTIVE COMPENSATION
------------------------------------------------------------------------------

     Summary Compensation Table. The following information is furnished for the Chief Executive Officer of the Company and for the executive officers of the Company who received salary and bonus in excess of $100,000 for the year ended March 31, 1998. No other executive officers of the Company or its subsidiaries received salary and bonus in excess of $100,000 during the year ended March 31, 1998.

                                                   Long-Term
                                              -------------------
                                                  Compensation
                       Annual Compensation           Awards
                  --------------------------- -------------------
                                      Other   Restricted
                                      Annual    Stock  Securities  All Other
Name and                             Compensa-  Award  Underlying  Compensa-
Position    Year  Salary($) Bonus($) tion($)(1) ($)(2) Options(#) tion($)(3)
--------    ----  --------- -------- ---------- ------ ---------- ----------

Gary Sirmon 1998  $228,125  $52,938       --         --      ---   $27,210
 Chief      1997   209,125   50,000       -- $1,129,012  189,750    70,651
 Executive  1996   191,875   42,883  $11,200         --      ---    37,532
 Officer and
 President

D. Allan
 Roth       1998   128,809   24,375       --         --      ---    15,509
 Treasurer  1997   123,275   25,000       --    564,506   83,015    25,560
 and        1996   117,962   23,096       --         --      ---    53,699
 Secretary

Michael K.
 Larsen     1998   128,809   24,375       --         --      ---    15,343
 Vice       1997   123,275   25,000       --    564,506   83,015    22,445
 President  1996   117,437   23,295       --         --      ---    53,393

Jesse G.
 Foster(4)  1998   125,622   18,000       --         --      ---    14,768
 President  1997    79,878   16,706       --         --   83,015    13,319
 of Inland
 Empire Bank
__________
(1) Does not include certain benefits, the aggregate amounts of which do not exceed 10% of total annual salary and bonus.
(2) Represents the total value of the award of shares of restricted stock on July 26, 1996 in the following amounts: Mr. Sirmon, 75,900 shares; Mr. Roth, 37,950 shares; and Mr. Larsen, 37,950 shares. Such award will vest ratably over a five-year period. At March 31, 1998, the value of the unvested restricted stock awards were: Mr. Sirmon, $1,597,695; Mr. Roth, $798,848; and Mr. Larsen, $798,848. Dividends will be paid on the restricted stock.
(3) Amounts for 1998 reflect: for Mr. Sirmon, deferred compensation contribution of $11,210 and ESOP contribution of $16,000; for Mr. Roth, ESOP contribution of $15,509; for Mr. Larsen, ESOP contribution of $15,343; for Mr. Foster, profit sharing plan contribution of $14,768.
(4) The Company acquired Inland Empire Bank on August 1, 1996. Accordingly, amounts for 1997 reflect only compensation paid from August 1, 1996 through March 31, 1997.

     Option Exercise/Value Table. The following information with respect to options exercised during the fiscal year ended March 31, 1998, and remaining unexercised at the end of the fiscal year, is presented for the named executive officers.

                                                         Value of Unexercised
                                   Number of Securities  In-the-Money Options
                Shares                 Underlying         at Fiscal Year
               Acquired             Unexercised Options      End($)(1)
                  on      Value    --------------------- ---------------------
               Exercise   Realized    Exer-     Unexer-    Exer-     Unexer-
Name              (#)      ($)       cisable    cisable   cisable    cisable
----------     --------   --------  --------    -------   -------    -------

Gary Sirmon          --        --     37,950    151,800   $434,053 $1,736,213

Jesse G. Foster      --        --     16,603     66,412    181,595    726,381

D. Allan Roth        --        --     16,603     66,412    189,897    759,587

Michael K. Larsen    --        --     16,603     66,412    189,897    759,587

__________
(1) Value of unexercised in-the-money options equals market value of shares covered by in-the-money options on March 31, 1998 less the option exercise price. Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.


     Employment Agreements with Named Executive Officers. First Savings entered into employment agreements with Messrs. Sirmon, Roth, and Larsen (individually, the "Executive") on June 16, 1994. The agreements provide that the Executive's base salary is subject to annual review. The current base salaries for Messrs. Sirmon, Roth, and Larsen, are $248,000, $131,686 and $131,686, respectively. In addition to base salary, the agreements provide for the Executive's participation in First Savings's employee benefit plans and other fringe benefits applicable to executive personnel. The initial three-year term of each agreement may be extended annually for an additional year at the discretion of the Board of Directors of First Savings. The employment of the Executive is terminable at any time for cause as defined in the agreements. In addition, the Executive may be terminated without cause in which case the Executive would continue to receive base salary and other benefits over the remaining term of the agreement.

     The agreements also provide for the payment of severance benefits to the Executive in the event of his termination of employment following a change in control of First Savings or the Company. Such benefits would include a lump sum payment equal to 2.99 times the average of the Executive's five preceding years' compensation and continuation of retirement, life, health, and disability coverage for a three-year period. In the event of a change in control of First Savings or the Company, the total cash payment due under the agreements, excluding any benefits payable under any employee benefit plan, would be approximately $1,168,654, $715,485 and $661,833 for Messrs. Sirmon, Roth, and Larsen, respectively. For purposes of the agreements, "change in control" includes, among other things, a change in control within the meaning of the rules and regulations promulgated by the Board of Governors of the Federal Reserve System under the Change in Bank Control Act of 1978, the acquisition by any person of securities representing 20% or more outstanding securities of First Savings or the Company, or a plan of reorganization, merger, consolidation, or sale of substantially all of the assets of First Savings or the Company in which First Savings or the Company is not the resulting entity.

     The agreements restrict the right of the Executive to compete against First Savings or the Company for a period of three years following retirement in the area of Walla Walla or any other area in which First Savings maintains a full service branch office.

     Inland Empire entered into an employment agreement with Mr. Foster on September 30, 1994. The agreement was continued, with certain modifications, following the acquisition of Inland Empire by the Company. The initial term of the agreement expires on September 30, 1999. The agreement provides for an automatic one-year extension unless either party gives notice of an intention not to renew at least 60 days prior to the expiration date. Mr. Foster's base salary, which is subject to periodic review, is currently $132,012. In the event of Mr. Foster's termination without cause, the Bank is obligated to continue his then current salary through the expiration date of the agreement. In the event of Mr. Foster's resignation following a change in control of the Bank (as defined in the agreement), the Bank is obligated to continue his base salary for a 12 month period but, in any event, not longer than the expiration date of the
agreement.   The agreement restricts Mr. Foster ability to compete with the
Bank within a 50-mile radius of the Bank's main and branch office locations during any period in which he is receiving compensation payments from the Bank.

     Salary Continuation and Deferred Compensation Agreements. First Savings has entered into salary continuation agreements with Messrs. Sirmon, Roth, and Larsen (individually, the "Executive") to ensure their continued service with First Savings through retirement. First Savings has purchased life insurance to finance the benefits payable under the agreements. Assuming that the Executive remains in the employ of First Savings to age 65, the agreements provide for monthly payments over a minimum of a 180-month period following retirement. The annual payment for Messrs. Sirmon, Roth, and Larsen would be $112,000, $64,000, and $64,000, respectively. In the event of the Executive's termination of employment by reason of death or disability prior to age 65, the salary continuation benefit would be payable to the Executive or his designated beneficiary.

     For 1994 and subsequent years, Section 401(a)(17) of the Code limits to $150,000 (indexed) per employee the amount of compensation that is considered for purposes of determining the maximum contribution to First Savings's tax-qualified profit sharing plan on behalf of each eligible employee. First Savings credits certain executive officers whose total compensation exceeds $150,000 with additional deferred compensation to restore amounts that may not be contributed to the profit sharing plan as a consequence of the Section 401(a)(17) limitation. For the fiscal year ended March 31, 1998, $11,210 was credited as deferred compensation on behalf of Mr. Sirmon.

     Inland Empire has entered into an agreement with Mr. Foster to provide him with supplemental retirement benefits. The agreement was continued, with certain modifications, following the acquisition of Inland Empire by the Company. The agreement provides that, following Mr. Foster's retirement at or after attaining age 62 (or in the event of his prior death or disability) and for a 12-year period thereafter, the Bank will pay him (or his beneficiary) an annual benefit equal to 40 percent of his average annual salary during the three years preceding his retirement. In the event of his termination of employment prior to age 62, Mr. Foster's benefits would be deferred until age
62. The agreement also restricts Mr. Foster's ability to compete with the Bank within a 50-mile radius of the Bank's main and branch office locations for a one-year period following his termination of employment.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

     Report of the Compensation Committee. Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting those individuals. The Compensation Committee of the Board of Directors of the Company is responsible for establishing and monitoring compensation policies of the Company and for reviewing and ratifying the actions of the Compensation Committees of the Boards of Directors of First Savings and Inland Empire. Performance is evaluated and salaries are set by the Compensation Committees of the Banks.

     General. The Banks' Compensation Committees' duties are to recommend and administer policies that govern executive compensation. The Committees evaluate individual executive performance, compensation policies and salaries. The Committees are responsible for evaluating the performance of the Chief Executive Officers of the Banks while the Chief Executive Officers of the Banks evaluate the performance of other senior officers of the respective Banks and make recommendations to the Committees regarding compensation levels. The committees have final authority to set compensation levels.

     Compensation Policies. The executive compensation policies of the Banks are designed to establish an appropriate relationship between executive pay and the Company's and the Banks' annual performance, to reflect the attainment of short- and long-term financial performance goals and to enhance the ability of the Company and the Banks to attract and retain qualified executive officers. The principles underlying the executive compensation policies include the following:

     . To attract and retain key executives who are vital to the long-term success of the Company and the Banks and are of the highest caliber;

     . To provide levels of compensation competitive with those offered throughout the financial industry and consistent with the Company's and the Banks' level of performance;

     . To motivate executives to enhance long-term shareholder value by building their equity interest in the Company; and

     . To integrate the compensation program with the Company's and the Banks' annual and long-term strategic planning and performance measurement processes.

     The Committees consider a variety of subjective and objective factors in determining the compensation package for individual executives including: (1) the performance of the Company and the Banks as a whole with emphasis on annual performance factors and long-term objectives; (2) the responsibilities assigned to each executive; and (3) the performance of each executive of assigned responsibilities as measured by the progress of the Company and the Banks during the year.

     Base Salary. The Banks' current compensation plan involves a combination of salary, cash bonuses to reward short-term performance, and deferred compensation. The salary levels of executive officers are designed to be competitive within the banking and financial services industries. In setting competitive salary levels, the Compensation Committees continually evaluate current salary levels by surveying similar institutions in Washington, Oregon, the Northwest and the United States. The Committees' peer group analysis focuses on asset size, nature of ownership, type of operation and other common factors. Specifically, the Committees annually review the Northwest Financial Industry Salary Survey prepared by Milliman & Robertson, Inc. (actuaries and consultants) covering 104 Northwest financial organizations, the Oregon Bankers Association salary survey covering all banks in the state of Oregon, Federal Home Loan Bank ("FHLB") of Seattle data covering the seven states of the 12th FHLB District, the America's Community Banker's Survey of salaries which covers 522 responding financial institutions, the Watson Wyatt Survey of Top Management Compensation, the Moss-Adams Oregon Washington Community Bankers Executive Compensation Survey and the SNL Executive Compensation Review.

     Bonus Program. A short-term incentive bonus plan is in effect for the officers of the Banks which is designed to compensate for performance. The plan is designed to provide for bonuses of up to 30% of salary for the chief executive officers, up to 25% of salary for executive vice presidents, and up to 20% of salary for vice presidents and certain other officers. In limited circumstances, bonuses may be payable at higher levels based on exceptional performance in excess of established targets. The performance bonus is based primarily on quantifiable data such as return on assets, return on equity and level of operating expenses. Subjective evaluation of performance is limited.

     Deferred Compensation. To the extent that executive officers' contributions to First Savings retirement programs are limited by applicable law, First Savings credits each affected executive with deferred compensation in the amount of the additional annual contribution the executive would have received if such limits were not applicable.

     Long Term Incentive Compensation. The Company, with shareholder approval, on July 26, 1996, adopted the 1996 Management Recognition and Development Plan and the 1996 Stock Option Plan, under which executive officers may receive grants and awards. The Company believes that stock ownership by the Company's and the Banks' executives is a significant factor in aligning the interests of the executives with those of shareholders. Stock options and stock awards under such plans were allocated based upon regulatory practices and policies, the practices of other recently converted financial institutions as verified by external surveys and based upon the executive officers' level of responsibility and contributions to the Company and the Banks.

     Compensation of the Chief Executive Officer. During the fiscal year ended March 31, 1998, the base salary of Gary Sirmon, President and Chief Executive Officer of the Company and First Savings, was $228,125. In addition, he received a performance bonus of $52,938 and was credited with $27,210 in other compensation (comprised of Deferred Compensation - $11,210 and Employees' Stock Ownership Plan - $16,000). This resulted in total compensation of $308,273, which represents a 6.2% increase from the previous year (not including effect of cash distribution of accrued vacation in prior year). Mr. Sirmon's performance bonus reflected the attainment of the specific performance criteria for the fiscal year established by the Board in the Company's performance bonus plan. The Committee believes that Mr. Sirmon's compensation is appropriate based on the Company's overall compensation policy, on the basis of the Committee's consideration of peer group data, and the superior financial performance of the Company during the fiscal year. Mr. Sirmon did not participate in the Committee's consideration of his compensation level for the fiscal year.

      Compensation Committee:

                                Dean Mitchell, Chairman
                                Marvin Sundquist, Vice-Chairman
                                Robert D. Adams
                                David Casper
                                Jesse G. Foster
                                Morris Ganguet
                                Wilber Pribilsky
                                R.R. "Pete" Reid
                                Gary Sirmon

     Compensation Committee Interlocks and Insider Participation. Mr. Sirmon, President and Chief Executive Officer of the Company and First Savings, and Mr. Foster, President and Chief Executive Officer of Inland Empire, serve as members of the Compensation Committee of the Company and their respective Banks. Although Mr. Sirmon recommends compensation to be paid to executive officers, the entire Board of Directors of First Savings reviews such recommendations and sets the compensation for Mr. Sirmon. Similarly, the entire Board of Directors of Inland Empire sets the compensation for Mr. Foster.

       Performance Graph. The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq (U.S. Stock) Index, the old peer group of the SNL $500 Million to $1 Billion Asset Thrift Index and the new peer group of the SNL $1 Billion to $5 Billion Asset Thrift Index. The Company adopted the new peer group because it exceeded the size of the companies in its old peer group. Total return assumes the reinvestment of all dividends.

                 COMPARISON OF CUMULATIVE TOTAL RETURN *


                                 11/1/95      3/31/96      3/31/97    3/31/98
                                 -------      -------      -------    -------
First Savings Bank of
 Washington Bancorp, Inc.          100          109          155        218
Nasdaq (U.S. Stock) Index          100          106          118        179
SNL $500M - $1B Thrift Index       100          104          143        230
SNL $1B - $5B Thrift Index         100          109          151        265

* Assumes $100 invested in the Company's Common Stock at the closing price per share and each index on November 1, 1995 (the date on which the Company's Common Stock was first traded publicly) and that all dividends were reinvested. Information for the graph was provided by SNL Securities L.C.

------------------------------------------------------------------------------
                              PROPOSAL 2 --
               REINCORPORATION IN THE STATE OF WASHINGTON
------------------------------------------------------------------------------

     For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Delaware to Washington (the "Reincorporation"). The Board of Directors has approved the Reincorporation, which would be accomplished by merging the Company with and into its newly formed Washington subsidiary, First Washington Bancorp, Inc. ("First Washington"). The shareholders will be asked to approve the Reincorporation at the Annual Meeting.

     Upon effectiveness of the merger, the Company will retain the name First Washington Bancorp, Inc. The Company was formed with the name First Savings Bank of Washington Bancorp, Inc. because its purpose was to serve as the holding company for First Savings Bank of Washington after its conversion from the mutual holding company to the stock holding company form of organization. Since the conversion, the Company has completed the acquisition of Inland Empire Bank and Towne Bank, which it continues to hold as separate subsidiaries. As a result of its strategy of acquiring other community oriented banks, the Board of Directors believes that the name First Savings Bank of Washington Bancorp, Inc. no longer best fits the Company. As a result, the Board of Directors has decided to take this opportunity to shorten the Company's name to First Washington Bancorp, Inc.

     The sole factor in the Board of Directors' recommendation to reincorporate in Washington was that the Company's franchise fees will be substantially less in Washington than in Delaware. The Company expects to save approximately $75,000 annually on state franchise tax fees by reincorporating in Washington. Furthermore, the Company's headquarters are located in Washington.

Plan of Merger

     The Company will be merged with and into First Washington pursuant to the terms of the proposed Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached as Exhibit A to this Proxy Statement. Upon the completion of the merger, the owner of each outstanding share of the Company's Common Stock will automatically own one share of First Washington common stock. Each outstanding certificate representing a share or shares of the Company's Common Stock will continue to represent the same number of shares in First Washington (i.e., a certificate representing one share of the Company's common stock will then equal one share of First Washington common stock). IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR
EXISTING STOCK CERTIFICATES.   The Company's Common Stock will continue to be
traded on the Nasdaq National Market under the symbol "FWWB" subsequent to the merger.

     First Washington's Articles of Incorporation and Bylaws will be the Articles of Incorporation and Bylaws of the surviving corporation. First Washington's Articles of Incorporation are attached hereto as Exhibit B. The discussion contained in this Proxy Statement is qualified in its entirety by reference to Exhibits A and B.

Effect of Reincorporation and Merger

     The Reincorporation and the merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described in this Proxy Statement. The Reincorporation and merger will not result in any change in the business, management, location of the Company's principal executive offices, assets, liabilities, net worth or accounting practices. Moreover, as noted above, the shares of Common Stock will continue to be publicly traded and reported on the Nasdaq National Market. The merger will not give rise to any appraisal or dissenters' rights.

Principal Differences in Corporate Charters

       First Washington's Articles of Incorporation differ from the Company's Certificate of Incorporation in certain technical aspects. Specific articles have been included so as to minimize differences in corporate governance before and after the Reincorporation. A majority vote requirement in the case of mergers is provided for (which is the same as the Delaware General Corporation Law ("DGCL") requirement for mergers). Although First Washington's Articles of Incorporation and the Company's Certificate of Incorporation contain similar language to the effect that a director will not be liable for monetary damages for conduct as a director to the full extent that each entity's respective state's law permits, the Washington Business Corporation Act ("WBCA") and the DGCL have different director and officer indemnification and director liability provisions. Various differences also exist between First Washington's Bylaws and the Company's Bylaws, but none of these provisions is expected to have a material effect on the Company's governance.

Certain Differences in Corporate Laws

     The DGCL currently governs the rights of the Company's shareholders. After the merger, the rights of shareholders will be governed by the WBCA. The following discussion summarizes certain significant differences between the provisions of the DGCL and the WBCA, as applicable to a public company.

     Amendment of Articles/Certificate of Incorporation. The WBCA authorizes a corporation's board of directors to make various changes of an administrative nature to its articles of incorporation including changes of corporate name, changes to the number of outstanding shares in order to effectuate a stock split or stock dividend in the corporation's own shares, and changes to or elimination of provisions with respect to par value of its stock. Other amendments to a corporation's articles of incorporation must be recommended to the shareholders by the board of directors, unless the board determines that because of a conflict of interest or other special circumstances, it should make no recommendation, and must be approved by a majority of all votes entitled to be cast by each voting group which has a right to vote on the amendment. Under the DGCL, all amendments to a corporation's certificate of incorporation require the approval of shareholders holding a majority of the voting power of the corporation unless a greater proportion is specified in the certificate of incorporation.

     Provisions Affecting Acquisitions and Business Combinations. The WBCA imposes restrictions on certain transactions between a corporation and certain significant shareholders. Chapter 23B.19 of the WBCA prohibits a "target corporation," with certain exceptions, from engaging in certain "significant business transactions" with an "Acquiring Person" who acquires 10% or more of the voting securities of a target corporation for a period of five years after such acquisition, unless the transaction or acquisition of shares is approved by a majority of the members of the target corporation's board of directors prior to the date of the acquisition. The prohibited transactions include, among others, merger or consolidation with, disposition of assets to, or issuance or redemption of stock to or from, the Acquiring Person, termination of 5% or more of the employees of the target corporation as a result of the Acquiring Person's acquisition of 10% or more of the shares, or allowing the Acquiring Person to receive any disproportionate benefit as a shareholder. After the five-year period during which significant business transactions are prohibited, a transaction may occur if certain "fair price" criteria are met. The holders of shares must receive a value per share at least equal to the higher of (i) within the last five years prior to the announcement of the significant business transaction, the highest per share price paid by the Acquiring Person at a time when it owned five percent or more of the target corporation (or, if higher, within the five-year period before the Acquiring Person became one) and (ii) the market value of the shares on the date a significant business transaction is announced, plus annual interest in either case. Target corporations include all publicly-traded domestic corporations, as well as foreign corporations that meet certain requirements. A corporation may not "opt out" of this statute.

     Delaware has enacted a business combination statute that is contained in
Section 203 of the DGCL providing that any person who acquires 15% or more of a corporation's voting stock (thereby becoming an "interested shareholder") may not engage in certain "business combinations" with the target corporation for a period of three years following the time the person became an interested shareholder, unless (i) the board of directors of the corporation has approved, prior to that acquisition time, either the business combination or the transaction that resulted in the person becoming an interested shareholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested shareholder, that person owns at least 85% of the corporation's voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least 66% of the outstanding voting stock not owned by the interested shareholder.

     For purposes of determining whether a person is the "owner" of 15% or more of a corporation's voting stock for purposes of Section 203, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock. A business combination is also defined broadly to include (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested shareholder, (ii) certain transactions resulting in the issuance or transfer to the interested shareholder of any stock of the corporation or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested shareholder, and (iv) receipt by the interested shareholder of the benefit (except proportionately as a shareholder) of any loans, advances, guarantees, pledges or other financial benefits.

     These restrictions placed on interested shareholders by Section 203 do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 or
(ii) if the corporation, by action of its shareholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption (except for limited circumstances where effectiveness will occur immediately) and will not apply to any business combination with a person who became an interested shareholder at or prior to such adoption.

     Mergers, Acquisitions and Other Transactions. Under the WBCA, a merger, consolidation, sale of all or substantially all of a corporation's assets other than in the regular course of business, or dissolution of a public corporation must be approved by the affirmative vote of a majority of directors when a quorum is present, and by two-thirds of all votes entitled to be cast by each voting group entitled to vote as a separate group, unless another proportion is specified in the articles of incorporation. First Washington's Articles of Incorporation provide that the corporate transactions specified above may be approved by a majority of the outstanding shares entitled to vote. Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation's assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote.

     Action Without a Meeting. Under the WBCA, shareholder action may be taken without a meeting if written consents setting forth such action are signed by all holders of outstanding shares entitled to vote thereon. The DGCL authorizes shareholder action without a meeting if consents are received from holders of a majority of the outstanding shares. The Company's Certificate of Incorporation, however, provides that shareholders may not take any action without a meeting. Although First Washington's Articles of Incorporation and Bylaws do not restrict the ability of shareholders to act by written consent, because such a consent must be signed by all holders of outstanding shares entitled to vote on the action, it is highly unlikely that any shareholder action would be taken by written consent.

     Class Voting. Under the WBCA, the articles of incorporation may authorize one or more classes of shares that have special, conditional or limited voting rights, including the right to vote on certain matters as a group. The articles of incorporation may not limit the rights of holders of a class to vote as a group with respect to certain amendments to the articles of incorporation and certain mergers that adversely affect the rights of holders of that class. The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes.

     Transactions With Officers or Directors. The WBCA sets forth a safe harbor for transactions between a corporation and one or more of its directors. A conflicting interest transaction may not be enjoined, set aside or give rise to damages if: (i) it is approved by a majority of qualified directors; (ii) it is approved by the affirmative vote of a majority of all qualified shares; or (iii) at the time of commitment, the transaction was fair to the corporation. For purposes of this provision, a "qualified director" is one who does not have (a) a conflicting interest respecting the transaction or
(b) a familial, financial, professional or employment relationship with a second director who does have such a conflict and which relationship would reasonably be expected to exert an influence on the first director's judgment when voting on the transaction. "Qualified Shares" are defined generally as shares other than those beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction.

     The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the shareholders.

     Appraisal or Dissenters' Rights. Under the WBCA a shareholder is entitled to dissent from and, upon perfection of his or her appraisal right, to obtain fair value of his or her shares in the event of certain corporate actions, including certain mergers, consolidations, share exchanges, sales of substantially all assets of the corporation, and amendments to the corporation's articles of incorporation that materially and adversely affect shareholder rights.

     Under the DGCL, appraisal rights are available only in connection with certain mergers or consolidations, unless otherwise provided in the corporation's certificate of incorporation. Even in the event of those mergers or consolidations, unless the certificate of incorporation otherwise provides, the DGCL does not provide appraisal rights (i) if the shares of the corporation are listed on a national securities exchange, designated as a national market system security on an inter dealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders (as long as in the merger the shareholders receive shares of the surviving corporation or any other corporation the shares of which are listed on a national securities exchange or held of record by more than 2,000 shareholders) or (ii) if the corporation is the surviving corporation and no vote of its shareholders is required for the merger. Because the Company is listed on the Nasdaq National Market, shareholders currently would not have statutory appraisal rights under the DGCL in such mergers.

     Indemnification of Directors and Officers. Under the WBCA, if authorized by the articles of incorporation, a bylaw adopted or ratified by shareholders, or a resolution adopted or ratified, before or after the event, by the shareholders, a corporation has the power to indemnify a director or officer made a party to a proceeding, or advance or reimburse expenses incurred in a proceeding, under any circumstances, except that no such indemnification shall be allowed on account of: (i) acts or omissions of a director or officer finally adjudged to be intentional misconduct or a knowing violation of the law; (ii) conduct of a director or officer finally adjudged to be an unlawful distribution; or (iii) any transaction with respect to which it was finally adjudged that such director or officer personally received a benefit in money, property or services to which the director or officer was not legally entitled. Unless limited by the corporation's articles of incorporation, Washington law requires indemnification if the director or officer is wholly successful on the merits of the action. Any indemnification of a director in a derivative action must be reported to shareholders in writing. First Washington's Articles of Incorporation provide that First Washington shall indemnify its directors and officers to the fullest extent not prohibited by law, including indemnification for payments in settlement of actions brought against a director or officer in the name of the corporation, commonly referred to as a derivative action.

     Under the DGCL, indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation. Indemnification is required to the extent of a director's or officer's successful defense. Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action.

     The Company has included undertakings in various registration statements filed with the Securities and Exchange Commission that in the event a claim for indemnification is asserted by a director or officer relating to liabilities under the Securities Act of 1933, as amended, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification would be against public policy and will be governed by any final adjudication of such issue.

     Filing Fees. Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $150,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation. The Company is subject to an annual fee of approximately $75,000. Washington charges corporations incorporated in Washington nominal annual corporate license renewal fees, and does not impose any franchise tax fee.

Federal Income Tax Consequences

     In connection with the Reincorporation, Breyer & Aguggia, counsel to the Company, will issue an opinion to the effect that, for federal income tax purposes:

1. The merger of the Company with and into First Washington will qualify as a reorganization under section 368(a)(1) of the Internal Revenue Code of 1986, as amended;

2.     The Company will recognize no gain or loss as a result of the merger;

3. A shareholder of the Company will recognize no gain or loss upon the deemed exchange of shares of Company Common Stock for shares of First Washington common stock;

4. The aggregate basis of the shares of First Washington common stock deemed received by a shareholder as a result of the merger will equal the aggregate basis of the shares of Company Common Stock deemed exchanged therefor; and

5. The holding period of the shares of First Washington common stock deemed received by a shareholder in the merger will include the holding period of the shares of Company Common Stock deemed exchanged therefor, provided that such Company Common Stock is held as a capital asset by the shareholder at the Effective Time.

     The opinion of Breyer & Aguggia is subject to certain assumptions and qualifications and will be based upon the accuracy of certain representations contained in the officers' certificates delivered to Breyer & Aguggia by the parties to the Reincorporation in connection with the delivery of the tax opinion by Breyer & Aguggia. No ruling from the IRS will be applied for with respect to the federal income tax consequences of the Reincorporation. Thus, there can be no assurance that the IRS will agree with the conclusions set forth herein regarding the federal income tax consequences of the Reincorporation.

     The federal income tax discussion set forth above is based upon current law. Although this discussion is intended to cover the material federal income tax consequences of the Reincorporation, it may not address issues that are material to a shareholder because of his or her particular tax situation. It does not address foreign, state or local tax consequences. Shareholders may wish to consult with a tax advisor concerning the specific tax consequences of the Reincorporation, including the applicability and effect of federal, state, local and other tax laws.

Vote Required And Board Recommendation

     The affirmative vote of a majority of the outstanding shares of Common Stock of the Company is required to approve the Reincorporation.

     The Board of Directors believes that the Reincorporation of the Company from Delaware to Washington is in the best interests of the Company and its shareholders and, consequently, recommends a vote "FOR" approval of the Reincorporation.

------------------------------------------------------------------------------
              PROPOSAL 3 -- RATIFICATION OF 1998 STOCK OPTION PLAN
------------------------------------------------------------------------------

General

     The Company's Board of Directors adopted the First Washington Bancorp, Inc. 1998 Stock Option Plan (the "Plan") on May 21, 1998, subject to approval by the Company's stockholders. The objective of the Plan is to reward performance and build the participants' equity interest in the Company by providing long-term incentives and rewards to officers, key employees and other persons who provide services to the Company and its subsidiaries and who contribute to the success of the Company by their innovation, ability, industry, loyalty and exceptional service. Although the Plan is intended to be used primarily to grant stock options in connection with acquisitions of other financial institutions, the Company anticipates that persons who previously received or were eligible to receive awards under the Company's existing option plan may receive awards under the Plan.

     The Company currently maintains the First Savings Bank of Washington Bancorp, Inc. 1996 Stock Option Plan, which was previously approved by shareholders. Stock options were awarded pursuant to the 1996 Stock Option Plan to officers and directors of the Company and First Savings, as well as to the officers and directors of Inland Empire and Towne Bank in connection with their acquisition by the Company. The Company also assumed certain option plans of Towne Bancorp, Inc. in connection with the acquisition of Towne Bank. As of May 1, 1998, options to acquire 1,160,975 shares of Common Stock were outstanding and 36,318 shares remained available for grant. Awards under these prior plans will not be affected by adoption of the Plan.

     The following summary is a brief description of the material features of the Plan. This summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit C.

Summary of the Plan

     Type of Stock Option Grants. The Plan provides for the grant of incentive stock options ("ISOs"), within the meaning of Section 422 of the Code, and Non-Qualified Stock Options ("NQSOs"), which do not satisfy the requirements for ISO treatment.

     Administration. The Plan is administered by the Company's Board of Directors. Subject to the terms of the Plan and resolutions of the Board, the Board interprets the Plan and is authorized to make all determinations and decisions thereunder. The Board also determines the participants to whom stock options will be granted, the type and amount of stock options that will be granted and the terms and conditions applicable to such grants.

     Participants. All non-employee directors, officers and employees of the Company and its subsidiaries are eligible to participate in the Plan upon selection by the Board of Directors.

     Number of Shares of Common Stock Available. The Company has reserved 400,000 shares of Common Stock for issuance under the Plan in connection with the exercise of options. Shares of Common Stock to be issued under the Plan may be either authorized but unissued shares (including reacquired shares). Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Plan.

     Stock Option Grants. The exercise price of each ISO or NQSO will not be less than the fair market value of the Common Stock on the date the ISO or NQSO is granted. The aggregate fair market value of the shares for which ISOs granted to any employee may be exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and its subsidiaries) may not exceed $100,000.

     The exercise price of an option may be paid in cash, Common Stock or other property, by the surrender of all or part of the option being exercised, by the immediate sale through a broker of the number of shares being acquired sufficient to pay the purchase price, or by a combination of these methods, as and to the extent permitted by the Board.

     Under the Plan, the Board may permit participants to transfer options to eligible transferees (as such eligibility is determined by the Board). Each option may be exercised during the holder's lifetime only by the holder or the holder's guardian or legal representative, and after death only by the holder's beneficiary or, absent a beneficiary, by the estate or by a person who acquired the right to exercise the option by will or the laws of descent and distribution. Options may become exercisable in full at the time of grant or at such other times and in such installments as the Board determines or as may be specified in the Plan. Options may be exercised during periods before and after the participant terminates employment, as the case may be, to the extent authorized by the Board or specified in the Plan. However, no option may be exercised after the tenth anniversary of the date the option was granted. The Board may, at any time and without additional consideration, accelerate the date on which an option becomes exercisable.

     Effect of a Change in Control. In the event of a change in control (as defined in the Plan) of the Company, each outstanding stock option grant will become fully vested and immediately exercisable. In addition, in the event of a change in control, the Plan provides for the cash settlement of any outstanding stock option if provision is not made for the assumption of the options in connection with the change in control.

     Term of the Plan. The Plan will be effective on the date the Plan is approved by the stockholders of the Company. The Plan will expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

     Amendment of the Plan. The Plan allows the Board to amend the Plan without stockholder approval unless such approval is required to comply with a tax law or regulatory requirement.

     Certain Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

     There are no federal income tax consequences either to the optionee or to the Company upon the grant of an ISO or an NQSO. On the exercise of an ISO during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to a deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is includible in the optionee's alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two year and one year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

     On exercise of an NQSO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Company, provided the Company properly withholds taxes in respect of the exercise. The disposition of shares acquired upon the exercise of a NQSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

Board of Directors Recommendation

     The Board of Directors recommends a vote "FOR" the adoption of the 1998 Stock Option Plan attached as Exhibit C.

------------------------------------------------------------------------------
               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that during the fiscal year ended March 31, 1998 all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

------------------------------------------------------------------------------
                             TRANSACTIONS WITH MANAGEMENT
------------------------------------------------------------------------------

     Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. The Company's subsidiary financial institutions are therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

------------------------------------------------------------------------------
                                 AUDITORS
------------------------------------------------------------------------------

     The Board of Directors has appointed Deloitte & Touche LLP, independent public accountants, to serve as the Company's auditors for the fiscal year ending March 31, 1999. A representative of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

------------------------------------------------------------------------------
                              OTHER MATTERS
------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

------------------------------------------------------------------------------
                                  MISCELLANEOUS
------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telecopier or telephone without additional compensation. The Company has retained Kissel Blake, Inc. to assist in soliciting proxies of shareholders whose shares are held in street name by brokers, banks and other institutions at a cost of $5,500 plus expenses.

     The Company's 1998 Annual Report to Shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on June 3, 1998. Any shareholder who has not received a copy of such annual report may obtain a copy by writing to the Company. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

     A copy of the Company's Form 10-K for the fiscal year ended March 31, 1998, as filed with the Securities and Exchange Commission, will be furnished without charge to shareholders of record as of June 3, 1998 upon written request to D. Allan Roth, Secretary, First Savings Bank of Washington Bancorp, Inc., 10 S. First Avenue, PO Box 907, Walla Walla, Washington 99362.

------------------------------------------------------------------------------
                          SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

     Proposals of shareholders intended to be presented at the Company's annual meeting to be held in 1999 must be received by the Company no later than February 10, 1999 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     In addition, the Company's Certificate of Incorporation provides that in order for business to be brought before the Annual Meeting, a shareholder must deliver notice to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to shareholders. The notice must state the shareholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the shareholder in the proposal.

     The Company's Certificate of Incorporation provides that if a shareholder intends to nominate a candidate for election as a director, the shareholder must deliver written notice of his or her intention to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of the Annual Meeting of shareholders; provided, however, that if less than thirty-one days' notice of the Annual Meeting is given to shareholders, such written notice must be delivered to the Secretary of the Company not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to shareholders. The notice must set forth (i) the name, age, business address and, if known, residence address of each nominee for election as a director, (ii) the principal occupation or employment of each nominee, (iii) the number of shares of Common Stock of the Company which are beneficially owned by each such nominee, (iv) such other information as would be required to be included pursuant to the Exchange Act in a proxy statement soliciting proxies for the election of the proposed nominee, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and
(v) as to the shareholder giving such notice (a) his or her name and address as they appear on the Company's books and (b) the class and number of shares of the Company which are beneficially owned by such shareholder.

                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      /s/D. ALLAN ROTH
                                      D. ALLAN ROTH
                                      SECRETARY


Walla Walla, Washington
June 10, 1998

                                                                EXHIBIT A
                     AGREEMENT AND PLAN OF MERGER
                                BETWEEN
                    FIRST WASHINGTON BANCORP, INC.
                                  AND
            FIRST SAVINGS BANK OF WASHINGTON BANCORP, INC.

     This Agreement and Plan of Merger (this "Agreement") is entered into this 21st day of May, 1998, by and between First Washington Bancorp, Inc., a Washington corporation (the "Surviving Corporation"), and First Savings Bank of Washington Bancorp, Inc., a Delaware corporation ("First Savings"). The Surviving Corporation and First Savings are sometimes referred to jointly as the "Constituent Corporations."

                                RECITALS

     A. Each of the Constituent Corporations is a corporation organized and existing under the laws of its respective state as indicated in the first paragraph of this Agreement.

     B. The shareholders and directors of each of the Constituent Corporations have deemed it advisable for the mutual benefit of the Constituent Corporations and their respective shareholders that First Savings be merged into the Surviving Corporation pursuant to the provisions of the Washington Business Corporation Act, Title 23B of the Revised Code of Washington and the Delaware General Corporation Law (the "Merger").

                                AGREEMENT

     NOW, THEREFORE, in accordance with the laws of the states of Washington and Delaware, the Constituent Corporations agree that, subject to the following terms and conditions, (i) First Savings shall be merged into the Surviving Corporation, (ii) the Surviving Corporation shall continue to be governed by the laws of the State of Washington, and (iii) the terms of the Merger, and the mode of carrying them into effect, shall be as follows:

     1.   ARTICLES OF SURVIVING CORPORATION

     The Articles of Incorporation of the Surviving Corporation as in effect prior to the Effective Time of the Merger shall constitute the"Articles" of the Surviving Corporation within the meaning of Section 23B.01.400(1) of the Washington Business Corporation Act and Section 104 of the Delaware General Corporation Law

     2.   APPOINTMENT OF AGENT FOR SERVICE OF PROCESS

     Pursuant to Section 252(d) of the Delaware General Corporation Law, the Surviving Corporation irrevocably appoints the Delaware Secretary of State to accept service of process in any proceeding to enforce against the Surviving Corporation any obligation of any Constituent Corporation as well as for enforcement of any obligation of the Surviving Corporation arising from the Merger. The Delaware Secretary of State shall mail a copy of such process to First Savings Bank of Washington Bancorp, Inc., 10 S. First Avenue, Walla Walla, Washington 99362.

     3.   CONVERSION OF SHARES

          3.1. FIRST SAVINGS SHARES. At the Effective Time of the Merger each outstanding share of the common stock of First Savings shall automatically convert to one share of First Washington Bancorp, Inc. It will not be necessary for stockholders of First Savings to exchange their existing stock certificates for stock certificates of the Surviving Corporation.

          3.2. SURVIVING CORPORATION SHARES. At the Effective Time of the Merger each outstanding share of the common stock of the Surviving Corporation shall be automatically canceled and returned to the status of authorized but unissued shares.

     4.   BYLAWS

     The Bylaws of the Surviving Corporation shall be the governing Bylaws.

     5.   DIRECTORS AND OFFICERS

     The directors and officers of First Savings shall be the directors and officers of the Surviving Corporation.

     6.   EFFECT OF THE MERGER

     The effect of the Merger shall be as provided by the applicable provisions of the laws of Washington and Delaware. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time of the
Merger: the separate existence of First Savings shall cease; the Surviving Corporation shall possess all assets and property of every description, and every interest therein, wherever located, and the rights, privileges, immunities, powers, franchises and authority, of a public as well as a private nature, of each of the Constituent Corporations; all obligations belonging to or due either of the Constituent Corporations shall be vested in, and become the obligations of, the Surviving Corporation without further act or deed; title to any real estate or any interest therein shall not revert or in any way be impaired by reason of the Merger; all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired; and the Surviving Corporation shall be liable for all the obligations of the Constituent Corporations and any claim existing, or action or proceeding pending, by or against either of the Constituent Corporations may be prosecuted to judgment with right of appeal, as if the Merger had not taken place. If at any time after the Effective Time of the Merger the Surviving Corporation shall consider it to be advisable that any further conveyances, agreements, documents, instruments and assurances of law or any other things are necessary or desirable to vest, perfect, confirm or record in the Surviving Corporation the title to any property, rights, privileges, powers and franchises of the Constituent Corporations or otherwise to carry out the provisions of this Agreement, the proper directors and officers of the Constituent Corporation last in office shall execute and deliver, upon the Surviving Corporation's request, any and all proper conveyances, agreements, documents, instruments and assurances of law, and do all things necessary or proper to vest, perfect or confirm title to such property, rights, privileges, powers and title to such property, rights, privileges, powers and franchises in the Surviving Corporation, and otherwise to carry out the provisions of this Agreement.

     7.   EFFECTIVE TIME OF THE MERGER

     As used in this Agreement, the "Effective Time of the Merger" shall mean the time at which executed counterparts of this Agreement or conformed copies thereof, together with duly executed Certificates or Articles of Merger have been duly filed by the Constituent Corporations in the office of the Washington Secretary of State pursuant to Section 23B.11.050 of the Washington Business Corporation Act and the Office of the Delaware Secretary of State pursuant to Section 252 of the Delaware General Corporation Law or at such time thereafter as is provided in such Certificates or Articles of Merger.

     8.   TERMINATION

     This Agreement may be terminated and the Merger abandoned by mutual consent of the directors of the Constituent Corporations at any time prior to the Effective Time of the Merger.

     9.   NO THIRD-PARTY BENEFICIARIES

     Except as otherwise specifically provided herein, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person, firm or corporation, other than the Constituent Corporations and their respective shareholders, any rights or remedies under or by reason of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Plan and Agreement of Merger to be executed as of the date first above written.

                                       FIRST WASHINGTON BANCORP, INC.



                                       By /s/ Gary Sirmon
                                          --------------------------------
                                          Gary Sirmon, President


ATTEST: /s/ D. Allan Roth
        -------------------------
        D. Allan Roth, Treasurer and Secretary




                                      FIRST SAVINGS BANK OF WASHINGTON
                                       BANCORP, INC.



                                      By /s/ Gary Sirmon
                                         ----------------------------------
                                         Gary Sirmon, President


ATTEST: /s/ D. Allan Roth
        -------------------------
        D. Allan Roth, Treasurer and Secretary

                                                                EXHIBIT B
                        ARTICLES OF INCORPORATION
                                    OF
                      FIRST WASHINGTON BANCORP, INC.


     Pursuant to the provisions of Title 23B of the Revised Code of Washington ("RCW") (the Washington Business Corporation Act), the following shall constitute the Articles of Incorporation of First Washington Bancorp, Inc., a Washington corporation:

     ARTICLE I. Name. The name of the corporation is First Washington Bancorp, Inc. (the "corporation").

     ARTICLE II.    Duration.  The duration of the corporation is perpetual.

     ARTICLE III. Purpose and Powers. The nature of the business and the objects and purposes to be transacted, promoted or carried on by the corporation are to engage in the activities of a bank holding company and in any other lawful act or business for which corporations may be organized under the Washington Business Corporation Act (as now in existence or as may hereafter be amended, the "WBCA").

     ARTICLE IV. Capital Stock. The total number of shares of all classes of capital stock which the corporation has authority to issue is 25,500,000, of which 25,000,000 shall be common stock of par value of $0.01 per share, and of which 500,000 shall be serial preferred stock of par value $0.01 per share. The shares may be issued from time to time as authorized by the board of directors without further approval of the shareholders, except to the extent that such approval is required by governing law, rule or regulation. The consideration for the issuance of the shares shall be paid in full before their issuance and shall not be less than the stated par value per share.
Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. Upon authorization by its Board of directors, the corporation may issue its own shares in exchange for or in conversion of its outstanding shares or distribute its own shares, pro rata to its shareholders or the shareholders of one or more classes or series, to effectuate stock dividends or splits, and any such transaction shall not require consideration.

     Except as expressly provided by applicable law, these Articles of Incorporation or by any resolution of the board of directors designating and establishing the terms of any series of preferred stock, no holders of any class or series of capital stock shall have any right to vote as a separate class or series or to vote more than one vote per share. The shareholders of the corporation shall not be entitled to cumulative voting in any election of directors.

     A description of the different classes and series (if any) of the corporation's capital stock and a statement of the designations, and the relative rights, preferences and limitations of the shares of each class and series (if any) of capital stock are as follows:

     A. Common Stock. On matters on which holders of common stock are entitled to vote, each holder of shares of common stock shall be entitled to one vote for each share held by such holder.

     Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and of sinking fund, retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors.

     In the event of any liquidation, dissolution or winding up of the corporation, the holders of the common stock (and the holders of any class or series of stock entitled to participate with the common stock in the distribution of assets) shall be entitled to receive, in cash or in kind, the assets of the corporation available for distribution remaining after: (i) payment or provision for payment of the corporation's debts and liabilities; (ii) distributions or provision for distributions in settlement of its liquidation account; and (iii) distributions or provision for distributions to holders of any class or series of stock having preference over the common stock in the liquidation, dissolution or winding up of the corporation. Each share of common stock shall have the same relative rights as and be identical in all respects with all the other shares of common stock.

     B. Serial Preferred Stock. The board of directors of the corporation is authorized by resolution or resolutions from time to time adopted to provide for the issuance of preferred stock in series and to fix and state the voting powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series and the qualifications, limitations and restrictions thereof, including, but not limited to, determination of any of the following:

          (a) The distinctive serial designation and the number of shares constituting such series;

          (b) The dividend rate or the amount of dividends to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

          (c) The voting powers, full or limited, if any, of shares of such series;

          (d) Whether the shares of such series shall be redeemable and, if so, the price(s) at which, and the terms and conditions on which, such shares may be redeemed;

          (e) The amount(s) payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation;

          (f) Whether the shares or such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and if so entitled, the amount of such fund and the manner of its application, including the price(s) at which such shares may be redeemed or purchased through the application of such fund;

          (g) Whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the corporation, and, if so convertible or exchangeable, the conversion price(s), or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

          (h) The price or other consideration for which the shares of such series shall be issued; and

          (i) Whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

     Each share of each series of preferred stock shall have the same relative rights as and be identical in all respects with all other shares of the same series.

     ARTICLE V. Preemptive Rights. Holders of the capital stock of the corporation shall not be entitled to preemptive rights with respect to any shares of the corporation which may be issued.

     ARTICLE VI. Merger, Share Exchange, Sale of Assets and Dissolution. A merger, share exchange, sale of all or substantially all of the corporation's assets, or dissolution must be approved by the affirmative vote of holders of a majority of the outstanding shares entitled to vote thereon, or, if separate voting by voting groups is required, then by not less than the affirmative vote of the holders of a majority of the outstanding shares entitled to be cast by that voting group.

     ARTICLE VII.   Directors.

     A. Number. The number of directors of the corporation shall be such number, not less than 5 nor more than 25 (exclusive of directors, if any, to be elected by holders of preferred stock of the corporation, voting separately as a class), as shall be provided from time to time in or in accordance with the Bylaws; provided, however, that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further, that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action.

     B. Classified Board. The board of directors shall be divided into three groups, with each group containing one-third of the total number of directors, or as near as may be. The terms of the directors in the first group shall expire at the first annual shareholders' meeting following their election, the terms of the second group shall expire at the second shareholders' meeting following their election, and the terms of the third group shall expire at the third annual shareholders' meeting following their election. At each annual shareholders' meeting held thereafter, directors shall be chosen for a term of three years to succeed those whose terms expire.

     C. Vacancies. Vacancies in the board of directors of the corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified.

     ARTICLE VIII.  Removal of Directors.   Notwithstanding any other
provisions of these Articles of Incorporation or the corporation's Bylaws (and notwithstanding the fact that some lesser percentage may be specified by law, these Articles of Incorporation or the corporation's Bylaws), any director or the entire Board of directors may be removed only for cause and only by the affirmative vote of the holders of at least 80% of the total votes eligible to be cast at a legal meeting called expressly for such purpose. Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the corporation shall have the right, voting separately as a class, to elect one or more directors of the corporation, the preceding provisions of this Article VIII shall not apply with respect to the director or directors elected by such holders of preferred stock.

     ARTICLE IX. Registered Office and Agent. The registered office of the corporation shall be located at 10 South First Avenue, Walla Walla, Washington 99362. The initial registered agent of the corporation at such address shall be Gary Sirmon.

     ARTICLE X.     Notice for Shareholder Nominations and Proposals.

     A. Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of shareholders may be made by the board of directors of the corporation or by any shareholder of the corporation entitled to vote generally in the election of directors. In order for a shareholder of the corporation to make any such nominations and/or proposals, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the corporation not less than thirty days nor more than sixty days prior to any such meeting; provided, however, that if less than thirty-one days' notice of the meeting is given to shareholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders. Each such notice given by a shareholder with respect to nominations for election of directors shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominees, (iii) the number of shares of stock of the corporation which are beneficially owned by each such nominee, (iv) such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee pursuant to Regulation 14A of the General Rules and Regulations of the Securities Exchange Act of 1934, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and (v) as to the shareholder giving such notice (a) his name and address as they appear on the corporation's books and (b) the class and number of shares of the corporation which are beneficially owned by such shareholder. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the corporation.

     B. Each such notice given by a shareholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the corporation's books, of the shareholder proposing such business; (iii) the class and number of shares of the corporation which are beneficially owned by the shareholder; and (iv) any material interest of the shareholder in such business. Notwithstanding anything in this Certificate to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

     C. The Chairman of the annual or special meeting of shareholders may, if the facts warrant, determine and declare to the meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if the Chairman should so determine, the Chairman shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the shareholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of shareholders for the purpose of considering such defective nomination or proposal.

     ARTICLE XI. Approval of Certain Business Combinations. The shareholder vote required to approve Business Combinations (as hereinafter defined) shall be as set forth in this section.

         A. (1) Except as otherwise expressly provided in this Article XI, the affirmative vote of the holders of (i) at least 80% of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately, the affirmative vote of the holders of at least 80% of the outstanding shares of each such class or series), and (ii) at least a majority of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a Related Person (as hereinafter defined), shall be required to authorize any of the following:

                   (a) any merger or consolidation of the corporation with or into a Related Person;

                   (b) any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage, or any other security device, of all or any Substantial Part (as hereinafter defined) of the assets of the corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person;

                   (c) any merger or consolidation of a Related Person with or into the corporation or a subsidiary of the corporation;

                   (d) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a Related Person to the corporation or a subsidiary of the corporation;

                   (e) the issuance of any securities of the corporation or a subsidiary of the corporation to a Related Person;

                   (f) the acquisition by the corporation or a subsidiary of the corporation of any securities of a Related Person;

                   (g) any reclassification of the common stock of the corporation, or any recapitalization involving the common stock of the corporation; and

                   (h) any agreement, contract or other arrangement providing for any of the transactions described in this Article XI.

              (2) Such affirmative vote shall be required notwithstanding any other provision of these Articles of Incorporation, any provision of law, or any agreement with any regulatory agency or national securities exchange which might otherwise permit a lesser vote or no vote.

              (3) The term "Business Combination" as used in this Article XI shall mean any transaction which is referred to in any one or more of subparagraphs (a) through (i) above.

         B. The provisions of Part A of this Article XI shall not be applicable to any particular Business Combination, which shall require only such affirmative vote as is required by any other provision of these Articles of Incorporation, any provision of law, or any agreement with any regulatory agency or national securities exchange, if such particular Business Combination shall have been approved by two-thirds of the Continuing Directors (as hereinafter defined); provided, however, that such approval shall only be effective if obtained at a meeting at which a Continuing Director Quorum (as hereinafter defined) is present.

         C. For the purposes of this Article XI the following definitions apply:

              (1) The term "Related Person" shall mean and include (a) any individual, corporation, partnership or other person or entity which together with its "affiliates" (as that term is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934), "beneficially owns" (as that term is defined in Rule 13d-3 of the General Rules and Regulations under the Securities Act of 1934) in the aggregate 10% or more of the outstanding shares of the common stock of the corporation (excluding tax-qualified benefit plans of the corporation); and (b) any "affiliate" (as that term is defined in Rule 12b-2 under the Securities Exchange Act of 1934) of any such individual, corporation, partnership or other person or entity. Without limitation, any shares of the common stock of the corporation which any Related Person has the right to acquire pursuant to any agreement, or upon exercise or conversion rights, warrants or options, or otherwise, shall be deemed "beneficially owned" by such Related Person.

              (2) The term "Substantial Part" shall mean more than 25% of the total assets of the corporation as of the end of its most recent fiscal year prior to when the determination is made.

              (3) The term "Continuing Director" shall mean any member of the board of directors of the corporation who is unaffiliated with the Related Person and was a member of the board of directors prior to the time the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with the Related Person and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the board of directors.

              (4) The term "Continuing Director Quorum" shall mean two-thirds of the Continuing Directors capable of exercising the powers conferred on them.

     ARTICLE XII. Evaluation of Business Combinations. In connection with the exercise of its judgment in determining what is in the best interests of the corporation and of the shareholders, when evaluating a Business Combination (as defined in Article XI) or a tender or exchange offer, the board of directors of the corporation, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, shall consider all of the following factors and any other factors which it deems relevant:
(i) the social and economic effects of the transaction on the corporation and its subsidiaries, employees, depositors, loan and other customers, creditors and other elements of the communities in which the corporation and its subsidiaries operate or are located; (ii) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition and other likely financial obligations of the acquiring person or entity and the possible effect of such conditions upon the corporation and its subsidiaries and the other elements of the communities in which the corporation and its subsidiaries operate or are located; and (iii) the competence, experience, and integrity of the acquiring person or entity and its or their management.

     ARTICLE XIII. Limitation of Directors' Liability. To the fullest extent permitted by the WBCA, a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for conduct as a director, except for liability of the director for acts or omissions that involve: (i) intentional misconduct by the director; (ii) a knowing violation of law by the director; (iii) conduct violating RCW Section 23B.08.310 (relating to unlawful distributions by the corporation); or (iv) any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. If the WBCA is amended in the future to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the full extent permitted by the WBCA, as so amended, without any requirement or further action by shareholders. An amendment or repeal of this Article XIII shall not adversely affect any right or protection of a director of the corporation existing at the time of such amendment or repeal.

     ARTICLE XIV. Indemnification. The corporation shall indemnify and advance expenses to its directors, officers, agents and employees as follows:

         A. Directors and Officers. In all circumstances and to the full extent permitted by the WBCA, the corporation shall indemnify any person who is or was a director, officer or agent of the corporation and who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (including an action by or in the right of the corporation), by reason of the fact that he is or was an agent of the corporation, against expenses, judgments, fines, and amounts paid in settlement and incurred by him in connection with such action, suit or proceeding. However, such indemnity shall not apply to: (a) acts or omissions of the director or officer finally adjudged to violate law; (b) conduct of the director or officer finally adjudged to violate RCW Section 23B.08.310 (relating to unlawful distributions by the corporation), or (c) any transaction with respect to which it was finally adjudged that such director and officer personally received a benefit in money, property, or services to which the director was not legally entitled. The corporation shall advance expenses incurred in a proceeding for such persons pursuant to the terms set forth in a separate directors' resolution or contract.

         B. Implementation. The board of directors may take such action as is necessary to carry out these indemnification and expense advancement provisions. It is expressly empowered to adopt, approve and amend from time to time such Bylaws, resolutions, contracts or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions. Such Bylaws, resolutions, contracts, or further arrangements shall include, but not be limited to, implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made.

         C. Survival of Indemnification Rights. No amendment or repeal of this Article XIV shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

         D. Service for Other Entities. The indemnification and advancement of expenses provided under this Article XIV shall apply to directors, officers, employees, or agents of the corporation for both (a) service in such capacities for the corporation, and (b) service at the corporations's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. A person is considered to be serving an employee benefit plan at the corporation's request if such person's duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan.

         E. Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise against liability asserted against him and incurred by him in such capacity or arising out of his status as such, whether or not the corporation would have had the power to indemnify him against such liability under the provisions of this bylaw and the WBCA.

         F. Other Rights. The indemnification provided by this section shall not be deemed exclusive of any other right to which those indemnified may be entitled under any other bylaw, agreement, vote of shareholders, or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such an office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

     ARTICLE XV.    Acquisition of Capital Stock

     A. Five Year Prohibition. For a period of five years from the effective date of the completion of the conversion of First Savings Bank of Washington to the stock holding company form (which entity shall become a wholly-owned subsidiary of the corporation upon such conversion), no person shall directly or indirectly offer to acquire or acquire beneficial ownership of more than 10% of any class of equity security of the corporation, unless such offer or acquisition shall have been approved in advance by a two-thirds vote of the Continuing Directors, as defined in Article XI. In addition, for a period for five years from the completion of the conversion of First Savings Bank of Washington to the stock holding company form (which entity shall become a wholly-owned subsidiary of the corporation upon such conversion), and notwithstanding any provision to the contrary in this Certificate or in the Bylaws of the corporation, where any person directly or indirectly acquires beneficial ownership of more than 10% of any class of equity security of the corporation in violation of this Article XV, the securities beneficially owned in excess of 10% shall not be counted as shares entitled to vote, shall not be voted by any person or counted as voting shares in connection with any matter submitted to the stockholders for a vote, and shall not be counted as outstanding for purposes of determining a quorum or the affirmative vote necessary to approve any matter submitted to the stockholders for a vote.

     B. Prohibition after Five Years. If, at any time after five years from the effective date of the completion of the conversion of First Savings Bank of Washington to the stock holding company form (which entity shall become a wholly-owned subsidiary of the corporation upon such conversion), any person shall acquire the beneficial ownership of more than 10% of any class of equity security of the corporation without the prior approval by a two-thirds vote of the Continuing Directors (as defined in Article XI), then the record holders of voting stock of the corporation beneficially owned by such acquiring person shall have only the voting rights set forth in this paragraph B on any matter requiring their vote or consent. With respect to each vote in excess of 10% of the voting power of the outstanding shares of voting stock of the corporation which such record holders would otherwise be entitled to cast without giving effect to this paragraph B, the record holders in the aggregate shall be entitled to cast only one-hundredth of a vote, and the aggregate voting power of such record holders, so limited for all shares of voting stock of the corporation beneficially owned by such acquiring person, shall be allocated proportionately among such record holders. For each such record holder, this allocation shall be accomplished by multiplying the aggregate voting power, as so limited, of the outstanding shares of voting stock of the corporation beneficially owned by such acquiring person by a fraction whose numerator is the number of votes represented by the shares of voting stock of the corporation and whose denominator is the total number of votes represented by the shares of voting stock of the corporation that are beneficially owned by such acquiring person. A person who is a record owner of shares of voting stock of the corporation that are beneficially owned simultaneously by more than one person shall have, with respect to such shares, the right to cast the least number of votes that such person would be entitled to cast under this paragraph B by virtue of such shares being so beneficially owned by any of such acquiring persons.

     C. Definitions. The term "person" means an individual, a group acting in concert, a corporation, a partnership, an association, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group acting in concert formed for the purpose of acquiring, holding or disposing of securities of the corporation. The term "acquire" includes every type of acquisition, whether effected by purchase, exchange, operation of law or otherwise. The term "group acting in concert" includes (a) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, and (b) a combination or pooling of voting or other interest in the corporation's outstanding shares for a common purpose, pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise. The term "beneficial ownership" shall have the meaning defined in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     D. Exclusion for Employee Benefit Plans, Directors, Officers, Employees and Certain Proxies. The restrictions contained in this Article XV shall not apply to (i) any underwriter or member of an underwriting or selling group involving a public sale or resale of securities of the corporation or a subsidiary thereof; provided, however, that upon completion of the sale or resale of such securities, no such underwriter or member of such selling group is a beneficial owner of more than 10% of any class of equity security of the corporation, (ii) any proxy granted to one or more Continuing Directors (as defined in Article XI) by a stockholder of the corporation or (iii) any employee benefit plans of the corporation. In addition, the Continuing Directors of the corporation, the officers and employees of the corporation and its subsidiaries, the directors of subsidiaries of the corporation, the employee benefit plans of the corporation and its subsidiaries, entities organized or established by the corporation or any subsidiary thereof pursuant to the terms of such plans and trustees and fiduciaries with respect to such plans acting in such capacity shall not be deemed to be a group with respect to their beneficial ownership or voting stock of the corporation solely by virtue of their being directors, officers or employees of the corporation or a subsidiary thereof or by virtue of the Continuing Directors of the corporation, the officers and employees of the corporation and its subsidiaries and the directors of subsidiaries of the corporation being fiduciaries or beneficiaries of an employee benefit plan of the corporation or a subsidiary of the corporation. Notwithstanding the foregoing, no director, officer or employee of the corporation or any of its subsidiaries or group of any of them shall be exempt from the provisions of this Article XV should any such person or group become a beneficial owner of more than 10% of any class or equity security of the corporation.

     E. Determinations. A majority of the Continuing Directors (as defined in Article XI) shall have the power to construe and apply the provisions of the Article and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (i) the number of shares beneficially owned by any person, (ii) whether a person has an agreement, arrangement, or understanding with another as to the matters referred to in the definition of beneficial ownership, (iii) the application of any other definition or operative provision of this Article XV to the given facts or (iv) any other matter relating to the applicability or effect of this
Article XV. Any constructions, applications, or determinations made by the Continuing Directors pursuant to this Article XV in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the corporation and its stockholders.


     ARTICLE XVI. Special Meeting of Shareholders. Special meetings of the stockholders of the corporation for any purpose or purposes may be called at any time by the board of directors of the corporation, or by a committee of the board of directors which has been duly designated by the board of directors and whose powers and authorities, as provided in a resolution of the board of directors or in the Bylaws of the corporation, include the power and authority to call such meetings, but such special meetings may not be called by any other person or persons.

     ARTICLE XVII. Repurchase of Shares. The corporation may from time to time, pursuant to authorization by the board of directors of the corporation and without action by the shareholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences of indebtedness, or other securities of the corporation in such manner, upon such terms, and in such amounts as the board of directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.

     ARTICLE XVIII. Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by statute, the board of directors of the corporation is expressly authorized to make, repeal, alter, amend and rescind the Bylaws of the corporation by a majority vote of the board of directors. Notwithstanding any other provision of these Articles of Incorporation or the Bylaws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law), the Bylaws shall not be adopted, repealed, altered, amended or rescinded by the shareholders of the corporation except by the vote of the holders of not less than 80% of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the shareholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the board of directors.

     ARTICLE XIX. Amendment of Articles of Incorporation. The corporation reserves the right to repeal, alter, amend or rescind any provision contained in the Articles of Incorporation in the manner now or hereafter prescribed by law, and all rights conferred on shareholders herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in Articles VIII, X, XI, XII, XIII, XIV, XV, XVI, XVIII and this Article XIX of these Articles of Incorporation may not be repealed, altered, amended or rescinded in any respect unless the same is approved by the affirmative vote of the holders of not less than 80% of the votes entitled to be cast by each separate voting group entitled to vote thereon, cast at a meeting of the shareholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting).

     ARTICLE XX. Incorporator. The name and mailing address of the incorporator are Gary Sirmon, 10 South First Avenue, Walla Walla, Washington 99362.

                             *      *      *

                                                                EXHIBIT C
                      FIRST WASHINGTON BANCORP, INC.
                          1998 STOCK OPTION PLAN

     SECTION 1.     PURPOSE

     The First Washington Bancorp, Inc. 1998 Stock Option Plan (the "Plan") is hereby established to foster and promote the long-term success of First Washington Bancorp, Inc. and its shareholders by providing directors, officers and employees of the Corporation and its subsidiaries with an equity interest in the Corporation. The Plan will assist the Corporation in attracting and retaining the highest quality of experienced persons as directors, officers and employees and in aligning the interests of such persons more closely with the interests of the Corporation's shareholders by encouraging such parties to maintain an equity interest in the Corporation.

     SECTION 2.     DEFINITIONS

     For purposes of this Plan, the capitalized terms set forth below shall have the following meanings:

     BOARD means the Board of Directors of the Corporation.

     CHANGE IN CONTROL shall mean an event deemed to occur if and when (a) an offeror other than the Corporation purchases shares of the stock of the Corporation pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities, (c) the membership of the board of directors of the Corporation changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Corporation approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets, or a plan of partial or complete liquidation. If any of the events enumerated in clauses (a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom, for purposes of the Plan.

     CODE means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

     CORPORATION means, as appropriate, First Washington Bancorp, Inc., a Washington corporation (or, with respect to the period prior to the effective date of the reincorporation transaction approved by the Board on May 21, 1998, its predecessor, First Savings Bank of Washington Bancorp, Inc., a Delaware corporation).

     DIRECTOR shall mean a director of the Corporation or its subsidiaries who is not also an employee of the Corporation or its subsidiaries.

     DISABILITY means any physical or mental injury or disease of a permanent nature which renders a Participant incapable of meeting the requirements of the employment or service performed by such Participant immediately prior to the commencement of such disability. The determination as to whether a Participant is disabled shall be made by the Board in its sole and absolute discretion.

     EXCHANGE ACT means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

     FAIR MARKET VALUE shall be determined as follows:

     (a) If the Stock is traded or quoted on the Nasdaq Stock Market or other national securities exchange on any date, then the Fair Market Value shall be the average of the highest and lowest selling price on such exchange on such date or, if there were no sales on such date, then on the next prior business day on which there was a sale.

     (b) If the Stock is not traded or quoted on the Nasdaq Stock Market or other national securities exchange, then the Fair Market Value shall be a value determined by the Board in good faith on such basis as it deems appropriate.

     INCENTIVE STOCK OPTION means an option to purchase shares of Stock granted to a Participant under the Plan which is intended to meet the requirements of Section 422 of the Code.

     NON-QUALIFIED STOCK OPTION means an option to purchase shares of Stock granted to a Participant under the Plan which is not intended to be an Incentive Stock Option.

     OPTION means an Incentive Stock Option or a Non-Qualified Stock Option.

     PARTICIPANT means a Director, Officer or employee of the Corporation or its subsidiaries selected by the Board to receive an Option under the Plan.

     PLAN means this First Washington Bancorp, Inc. 1998 Stock Option Plan.

     STOCK means the common stock, $0.01 par value, of the Corporation.

     TERMINATION FOR CAUSE shall mean termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Corporation and/or any subsidiary of the Corporation and a Participant.

     SECTION 3.     ADMINISTRATION

     (a) The Plan shall be administered by the Board. Among other things, the Board shall have authority, subject to the terms of the Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted, to determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options (subject to the requirements of the Code), to determine the terms and conditions of any Option granted hereunder, and the exercise price thereof. The Board may, in its sole discretion, designate a committee of "disinterested" Board members established in compliance with Rule 16b-3 under the Exchange Act to administer the Plan.

     (b) Subject to the other provisions of the Plan, the Board shall have authority to adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Option and to decide all disputes arising in connection with the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

     SECTION 4.     ELIGIBILITY AND PARTICIPATION.

     Officers and employees of the Corporation and its subsidiaries and Directors shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board, in its sole discretion, from among those eligible, and the Board shall determine, in its sole discretion, the numbers of shares to be covered by the Option or Options granted to each Participant. Options intended to qualify as Incentive Stock Options shall be granted only to persons who are eligible to receive such options under Section 422 of the Code.

     SECTION 5.     SHARES OF STOCK AVAILABLE FOR OPTIONS

     (a) The maximum number of shares of Stock which may be issued and purchased pursuant to Options granted under the Plan is 400,000, subject to the adjustments as provided in Section 5 and Section 9, to the extent applicable. If an Option granted under this Plan expires or terminates before exercise or is forfeited for any reason, the shares of Stock subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for subsequent Option grants under the Plan. Shares of Stock issued under the Plan may consist in whole or in part of authorized but unissued (including reacquired) shares.

     (b) In the event that the Board determines, in its sole discretion, that any stock dividend, stock split, reverse stock split or combination, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, or other similar transaction affects the Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted or made available under the Plan to Participants, the Board shall have the right to proportionately and appropriately adjust equitably any or all of (i) the maximum number and kind of shares of Stock in respect of which Options may be granted under the Plan to Participants, (ii) the number and kind of shares of Stock subject to outstanding Options held by Participants, and (iii) the exercise price with respect to any Options held by Participants, without changing the aggregate purchase price as to which such Options remain exercisable, provided that no adjustment shall be made pursuant to this
Section if such adjustment would cause the Plan to fail to comply with Section 422 of the Code with regard to any Incentive Stock Options granted hereunder. No fractional Shares shall be issued on account of any such adjustment.

     (c) Any adjustments under this Section will be made by the Board, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.

     SECTION 6.     NON-QUALIFIED STOCK OPTIONS

     The Board may, from time to time, grant Non-Qualified Stock Options to Participants upon such terms and conditions as the Board may determine. Non-Qualified Stock Options granted under this Plan are subject to the following terms and conditions:

     (a) Price. The purchase price per share of Stock deliverable upon the exercise of each Non-Qualified Stock Option shall be determined by the Board on the date the option is granted. Such purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Stock at the Fair Market Value of such shares on the date of surrender or through a "cashless exercise" involving a stock brokerage firm.

     (b) Terms of Options. The term during which each Non-Qualified Stock Option may be exercised shall be determined by the Board, but in no event shall a Non-Qualified Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. Except as provided herein, no Non-Qualified Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution. The Board shall have discretionary authority to permit the transfer of any Non-Qualified Stock Option to members of a Participant's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners; provided, however, that a transferred Non-Qualified Stock Option may be exercised by the transferee on any date only to the extent that the Participant would have been entitled to exercise the Non-Qualified Stock Option on such date had the Non-Qualified Stock Option not been transferred. Any transferred Non-Qualified Stock Option shall remain subject to the terms and conditions of the Participant's stock option agreement.

     (c) Termination of Service. Unless otherwise determined by the Board, upon the termination of a Participant's employment (or, in the case of a Director, service as a member of the Board) for any reason other than Disability, death or Termination for Cause, the Participant's Non-Qualified Stock Options shall be exercisable only as to those shares which were immediately exercisable by the Participant at the date of termination and only for a period of one (1) year following termination. Notwithstanding any provision set forth herein nor contained in any Agreement relating to the award of an Option, in the event of Termination for Cause, all rights under the Participant's Non-Qualified Stock Options shall expire upon termination. In the event of death or termination as a result of Disability of any Participant, all Non-Qualified Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for two (2) years or such longer period as determined by the Board following the date of the Participant's death or termination of service due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Qualified Stock Option term.

     SECTION 7.     INCENTIVE STOCK OPTIONS

     The Board may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Price. The purchase price per share of Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant. However, if a Participant owns (or, under Section 422(d) of the Code, is deemed to own) stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock, the purchase price per share of Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the date of grant. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Stock at the Fair Market Value of such shares on the date of surrender or through a "cashless exercise" involving a stock brokerage firm.

     (b) Amounts of Options. Subject to Sections 4(b) and (c), Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Board. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000. The provisions of this Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award is in excess of such limit, it shall be deemed a Non-Qualified Stock Option. The Board shall have discretion to redesignate options granted as Incentive Stock Options as Non-Qualified Stock Options.

     (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Board, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Stock representing more than ten percent (10%) of the total combined voting power of the Corporation (or, under Section 422(d) of the Code, is deemed to own Stock representing more than ten percent (10%) of the total combined voting power of all such classes of Stock, by reason of the ownership of such classes of Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five (5) years from the date of grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution.

     (d) Termination of Employment. Upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options which are then exercisable at the date of termination may only be exercised by the Participant for a period of three (3) months following termination, after which time they shall be void. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause, all rights under the Participant's Incentive Stock Options shall expire immediately upon termination.

     Unless otherwise determined by the Board, in the event of death or termination of service as a result of Disability of any Participant, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or the beneficiaries of the Participant for one (1) year following the date of the Participant's death or termination of employment as a result of Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

     (f) Compliance with Code. The options granted under this Section 7 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Corporation makes no warranty as to the qualification of any option as an incentive stock option within the meaning of Section 422 of the Code. A Participant shall notify the Board in writing in the event that he disposes of Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he received Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Corporation in order to enable the Corporation to secure the related income tax deduction to which it will be entitled in such event under the Code.

     SECTION 8.     EXTENSION

     The Board may, in its sole discretion, extend the dates during which all or any particular Option or Options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted without the Participant's consent if it would cause Incentive Stock Options issued under the Plan to fail to comply with Section 422 of the Code.

     SECTION 9.     GENERAL PROVISIONS APPLICABLE TO OPTIONS

     (a) Each Option under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

     (b) Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Board at the time of grant or at any time thereafter.

     (c) Notwithstanding anything in this Plan to the contrary, in the event of a Change in Control, all then outstanding Options shall become one hundred percent vested and exercisable as of the effective date of the Change in Control. If, in connection with or as a consequence of a Change in Control, the Corporation is merged into or consolidated with another corporation, if the Corporation becomes a subsidiary of another corporation or if the Corporation sells or otherwise disposes of substantially all of its assets to another corporation, then unless provisions are made in connection with such transactions for the continuance of the Plan and/or the assumption or substitution of then outstanding Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, such Options shall be canceled as of the effective date of the merger, consolidation, or sale and the Participant shall be paid in cash an amount equal to the difference between the Fair Market Value of the Stock subject to the Options on the effective date of such corporate event and the exercise price of the Options. Notwithstanding anything in this Section 9(c) or any Option agreement to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology, the Board may, in its discretion, take any action necessary to preserve the use of pooling of interests accounting.

     (d) The Corporation shall be entitled to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any Options exercised under this Plan, and the Corporation may defer issuance of Stock hereunder until and unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Board or its delegate and shall be payable by the Participant at such time as the Board determines. To the extent authorized by the Board, such withholding obligation may also be satisfied by the payment of cash by the Participant to the Corporation, the tendering of previously acquired shares of Stock of the Participant or the withholding, at the appropriate time, of shares of Stock otherwise issuable to the Participant, in a number sufficient, based upon the Fair Market Value of such Stock, to satisfy such tax withholding requirements. The Board shall be authorized, in its sole discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate, including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act.

     (e) Subject to the terms of the Plan, the Board may at any time, and from time to time, amend, modify or terminate the Plan or any outstanding Option held by a Participant, including substituting therefor another Option of the same or a different type or changing the date of exercise or realization, provided that the Participant's consent to each action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     SECTION 10.  MISCELLANEOUS

     (a) No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment or service on the Board. The Corporation expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the Plan or the applicable Option.

     (b) Nothing contained in the Plan shall prevent the Corporation from adopting other or additional compensation arrangements.

     (c) Subject to the provisions of the applicable Option, no Participant shall have any rights as a shareholder (including, without limitation, any rights to receive dividends, or non cash distributions with respect to such shares) with respect to any shares of Stock to be distributed under the Plan until he or she becomes the holder thereof.

     (d) Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

     (e) No member of the Board shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Board be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board shall be indemnified by the Corporation against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

     (f) The Plan shall be effective upon approval by the Corporation's shareholders. The Plan will be so approved if at a meeting of shareholders held within twelve (12) months of the date of adoption of the Plan by the Board a quorum is present and the votes of the holders of a majority of the securities of the Corporation present or represented by proxy and entitled to vote on such matter shall be cast in favor of its approval.

     (g) The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable tax laws or regulatory requirement.

     (h) Options may not be granted under the Plan after the tenth anniversary of the effective date of the Plan, but then outstanding Options may extend beyond such date.

     (i) To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of Washington.

                             REVOCABLE PROXY
              FIRST SAVINGS BANK OF WASHINGTON BANCORP, INC.

                      ANNUAL MEETING OF SHAREHOLDERS
                              July 24, 1998

     The undersigned hereby appoints R.R. Reid, David Casper and Morris Ganguet, and each of them, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of First Savings Bank of Washington Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Elks Lodge at 351 E. Rose Street, Walla Walla, Washington, on Friday, July 24, 1998, at 10:00 a.m., local time, and at any and all adjournments thereof, as indicated. This proxy also provides voting instructions to the Trustees of the First Savings Bank of Washington Employee Stock Ownership Plan for participants with shares allocated to their accounts.


                                                                  VOTE
1.          The election as director of the nominees   FOR      WITHHELD
            listed below (except as marked to the      [  ]       [  ]
            contrary below).

            Gary Sirmon
            Wilber Pribilsky
            Robert D. Adams

            INSTRUCTIONS:  To withhold your vote
            for any individual nominee, write the
            nominee's name on the line below.


2.          The change in the Company's state of       FOR   AGAINST  ABSTAIN
            incorporation from Delaware to             [  ]    [  ]     [  ]
            Washington through a merger of the
            Company with a newly formed, wholly
            owned Washington subsidiary and at the
            same time change the name of the Company to First Washington Bancorp, Inc.

3.          The adoption of the First Washington       [  ]    [  ]     [  ]
            Bancorp, Inc. 1998 Stock Option Plan.

4.          In their discretion, upon such other
            matters as may properly come before
            the meeting.

The Board of Directors recommends a vote "FOR" the listed propositions.

The proxies or the trustees of the ESOP, as the case may be, will vote your shares as directed on this card. If you do not indicate your choices on this card, the proxies will vote your shares in accordance with the directors' recommendations. If any other business is presented at the Annual Meeting, the proxies will vote your shares in accordance with the directors' recommendations. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy card also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and on matters incident to the conduct of the Annual Meeting.

PAGE

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement dated June 10, 1998 and the 1998 Annual Report to
Shareholders.




Dated:                     , 1998
       --------------------



----------------------------------        ----------------------------------
PRINT NAME OF SHAREHOLDER                 PRINT NAME OF SHAREHOLDER



----------------------------------        ----------------------------------
SIGNATURE OF SHAREHOLDER                  SIGNATURE OF SHAREHOLDER




Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.






PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.